UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2018

United Therapeutics Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26301	52-1984749
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1040 Spring Street
Silver Spring, MD	20910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 608-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2018, the Board of Directors (the “Board”) of United Therapeutics Corporation (the “Company”), acting upon the recommendation of its Nominating and Governance Committee, appointed Nilda Mesa to serve as a member of the Board. Ms. Mesa will serve as a Class II director, and her term will expire at the Company’s 2019 annual meeting of shareholders. Committee assignments for Ms. Mesa have not yet been determined. With the addition of Ms. Mesa, the Board now comprises 11 directors, nine of whom are independent.

In connection with Ms. Mesa’s appointment to the Board, the Company awarded her 6,560 stock options and 2,660 restricted stock units under the Company’s Amended and Restated 2015 Stock Incentive Plan. These awards were granted on October 31, 2018, and the stock options have an exercise price equal to the closing price of the Company’s common stock as reported on the NASDAQ Global Select Market on that date. These awards were granted in accordance with the Company’s standard compensation program for non-employee directors (the “Director Compensation Program”), as described in the Company’s definitive proxy statement for its 2018 annual meeting of shareholders, filed with the Securities and Exchange Commission (“SEC”) on April 27, 2018. Ms. Mesa will be provided further compensation for her services in accordance with the Director Compensation Program. Ms. Mesa and the Company also entered into the Company’s standard indemnification agreement for directors and executive officers, effective October 31, 2018, the form of which was filed with the SEC as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing Ms. Mesa’s appointment is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Exhibits

(d)  Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: November 1, 2018	By:	/s/ Paul A. Mahon
	Name:	Paul A. Mahon
	Title:	General Counsel